Rule 497(e)
Registration Nos. 333-181507 and 811-22709

First Trust Exchange-Traded Fund V

(the “Trust”)

FIRST TRUST mANAGED futures strategy fund

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

Dated MARCH 10, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, on March 8, 2022, the London Metal Exchange (“LME”) announced a suspension of all trades in derivatives contracts tied to the price of Nickel due to unprecedented price activity on March 8, 2022. The LME has announced that trading will not resume prior to March 11, 2022, and then not until the LME has determined that certain criteria have been met for a safe reopening of trading. The Fund invests in futures contracts tied to the price of Nickel and other commodities. The LME has not announced a formal date for resumption of trading in Nickel-based contracts, but the suspension could affect the market price of Nickel-based assets held by the Fund and significantly impact the liquidity of such assets. There is no way to predict when the volatility related to Nickel-based assets will subside, or when the LME will reopen the trading market. Any delay could impact the Fund’s ability to buy or sell Nickel-based assets at the price at which the Fund values them, and could significantly impact the Fund’s net asset value. The impact of this volatility could affect the commodities markets generally and have an adverse impact on the Fund and other commodities.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECtus FOR FUTURE REFERENCE